SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:
  |X|    Preliminary information statement.    |_|   Confidential, for use of the Commissioner
  |_|    Definitive information statement.           only (as permitted by Rule 14c-5(d)(2))



                        WILSHIRE VARIABLE INSURANCE TRUST
                        ---------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

       |X| No fee required.

       |_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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                  applies: N/A

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       |_|  Check box  if  any part of the fee is offset as provided by Exchange
            Act  Rule  0-11(a)(2)  and  identify   the  filing  for   which  the
            offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                (1) Amount Previously Paid: N/A

                (2) Form, Schedule or Registration Statement No.: N/A

                (3) Filing Party:  N/A

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

             IMPORTANT NEWS ABOUT WILSHIRE VARIABLE INSURANCE TRUST


November 1, 2007


Dear Shareholder:

The Board of Trustees of Wilshire Variable Insurance Trust (the "Trust") initially approved the appointment of PanAgora Asset Management, Inc. ("PanAgora") as an additional subadviser to the International Equity Fund at a Board meeting held on May 5, 2006. PanAgora commenced services to the Fund on June 20, 2006. On August 3, 2007, Marsh & McLennan Companies, Inc. sold Putnam Invesments, the parent company of PanAgora to Power Financial Corporation through its subsidiary, Great-West Lifeco, Inc. ("Great-West"). This transaction resulted in a change of control of PanAgora, therefore terminating the current subadvisory agreement between Wilshire Associates Incorporated and PanAgora.

The next few pages of this package feature more information about the change in control and the Board's approval of a new subadvisory agreement between Wilshire Associates Incorporated and PanAgora. Please take a few moments to read them and call us at 1-888-200-6796 if you have any questions.

On behalf of the Board of Trustees, I thank you for your continued investment in Wilshire Variable Insurance Trust.

Sincerely,

/s/ Lawrence E. Davanzo
-----------------------
Lawrence E. Davanzo
President

                        WILSHIRE VARIABLE INSURANCE TRUST


                              INFORMATION STATEMENT


                             TO SHAREHOLDERS OF THE

                            INTERNATIONAL EQUITY FUND


This document is an Information Statement and is being furnished to shareholders of the International Equity Fund (the "Fund"), a series of Wilshire Variable Insurance Trust (the "Trust"), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the "SEC"). Wilshire Associates Incorporated ("Wilshire") serves as the investment adviser for the Trust. The exemptive order permits Wilshire to employ additional subadvisers, terminate subadvisers, and modify subadvisory agreements without prior approval of the Trust's shareholders.

Under the SEC order, if Wilshire retains a new subadviser or materially changes an existing subadvisory agreement between Wilshire and a subadviser, shareholders of the affected funds of the Trust are required to be provided an Information Statement explaining any changes and disclosing the aggregate fees paid to the subadvisers as a result of those changes. The Board reviews the subadvisory agreements annually. A copy of the subadvisory agreement is attached to this Information Statement as Appendix A.

This Information Statement is being mailed on or about November 1, 2007 to the shareholders of the Fund of record as of October 15, 2007 (the "Record Date"). PanAgora will bear the expenses incurred in connection with preparing and mailing this Information Statement. As of the Record Date, 3,242,598.663 shares of the International Equity Fund were issued and outstanding. Information on shareholders who owned beneficially 5% or more of the shares of the Fund as of the Record Date is set forth in Appendix B. To the knowledge of the Trust, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date.



             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                            NOT TO SEND US A PROXY.

CHANGE IN CONTROL OF SUBADVISER TO THE INTERNATIONAL EQUITY FUND

On May 5, 2006, the Board approved PanAgora Asset Management, Inc. ("PanAgora" or the "Subadviser") to provide subadvisory services with respect to a portion of the International Equity Fund (the "Fund"). On August 3, 2007, Marsh & McLennan Companies, Inc. sold Putnam Investments, the parent company of PanAgora to Power Financial Corporation through its subsidiary, Great-West Lifeco, Inc. ("Great-West"). The transaction resulted in a change of control of PanAgora, therefore terminating the former subadvisory agreement between Wilshire and PanAgora. PanAgora has represented that the transaction will have no impact on the day-to-day operations of PanAgora or its ability to carry out obligations to the Fund. On June 1, 2007, the Board approved a new subadvisory agreement between Wilshire and PanAgora to take effect upon the closing of the transaction between Putnam Investments and Great-West, which contains the same terms as the previous subadvisory agreement including the same fee structure. The only difference in the new subadvisory agreement is the effective date and termination date. Wilshire continues to oversee all of the subadvisers to all of the Funds of the Trust.

Under the previous subadvisory agreement, PanAgora furnished a continuous investment program for, made investment decisions for and placed orders for the purchase and sale of securities on behalf of the Fund. As compensation for its services to the Fund, Wilshire paid PanAgora a subadvisory fee out of the advisory fee that Wilshire receives from the Fund computed at an annual rate based on the Fund's average daily net assets. The previous subadvisory agreement continued in force from year to year, provided such continuation was specifically approved at least annually in the manner required by the Investment Company Act of 1940, as amended (the "1940 Act"). The previous subadvisory agreement became effective on June 20, 2006 with an initial term ending on August 31, 2006. The previous subadvisory agreement was initially approved by the Board of Trustees on May 5, 2006.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of the Subadviser. In addition, since January 1, 2006, the beginning of the Trust's last completed fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which the Subadviser, any person controlling, controlled by or under common control with the Subadviser or any person controlling, controlled by or under common control with such entities was or is to be a party.

At the meeting on June 1, 2007, in connection with the review of the new subadvisory agreement between Wilshire and PanAgora (the "Agreement"), the Board of Trustees of the Trust (the "Board") evaluated information provided by Wilshire and PanAgora in accordance with Section 15(c) of the 1940 Act.

The information in this summary outlines the Board's considerations associated with its approval of the Agreement. In connection with its deliberations, the Board considered such information and factors as it believed to be relevant. The Board considered the details of the upcoming transaction between the Subadviser's parent company and Great-West, including the anticipated effect of the transaction on the resources, focus, culture and operations of the Subadviser. The Board noted that the Agreement is the same as the previous subadvisory agreement with the Subadviser with the exception of the effective date and term of the Agreement. The Board also considered that no other substantive changes were proposed to the Agreement, noting in particular that no changes were proposed to the nature, extent and quality of services to be provided by the Subadviser or to the subadvisory fee schedule. In addition, the Board considered the fact that the Board had initially approved the subadvisory agreement, pursuant to an extensive process that concluded at its May 2006 meeting, the fact that the Board was scheduled to consider continuation of the Agreement, again pursuant to an extensive process that would conclude at its August 2007 meeting, and the recommendation of Wilshire and the Contract Review Committee that the Agreement be approved. Based upon all of these considerations, along with the conclusions the Board reached with respect to the subadvisory agreement at its May 2006 meeting, and the existing arrangement with the Subadviser, the Board concluded that it need not reconsider all of the factors it would typically consider in connection with initial contract approval or contract renewal.

In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, as required by the 1940 Act, the approval was confirmed by the unanimous separate vote of those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"). The Independent Trustees also discussed the approval of the Agreement with management and in private sessions with counsel at which no representatives of the Subadviser were present.

Based upon the information considered and the conclusions reached, the Board determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interest of the Fund.


PANAGORA

PanAgora, a Delaware corporation, is an investment adviser registered under the Investment Advisers Act and is both a commodity trading advisor and commodity pool operator, under the rules of the Commodity Futures Trading Commission, with the National Futures Association. Headquartered at 260 Franklin St., 22nd Floor, Boston, MA 02110, PanAgora is a provider of actively managed and enhanced investment strategies designed to dynamically adapt to the market environment. PanAgora had approximately $24 billion in assets under management as of June 30, 2007.

William Zink, Melanie Batstone and Randall Yarlas are the portfolio managers that continue to be responsible for the day-to-day management of PanAgora's portion of the International Equity Fund.

Mr. Zink is responsible for the development and management of custom index products, including tax-aware and socially responsible strategies. Prior to joining PanAgora, Mr. Zink was Vice President in charge of portfolio management and mutual fund pricing businesses at Interactive Data Corporation. He has been with PanAgora for 18 years and has 28 years of experience. Mr. Zink has a B.S. and an M.S. from Massachusetts Institute of Technology.

Ms. Batstone is responsible for the daily management of PanAgora's structured investment strategies. Her responsibilities include portfolio construction, securities trading, and ongoing investment monitoring. She moved into her current role from PanAgora's Investment Operations area where as manager, she focused on performance attribution and reporting. Prior to joining PanAgora, Ms. Batstone was a Senior Performance Measurement Analyst at Russell/Mellon Analytical Services. She has been with PanAgora for six years and has 12 years of experience.

Mr. Yarlas is responsible for the daily management of PanAgora's Macro-Strategies portfolios. Prior to assuming this role he managed PanAgora's Investment Operations. His responsibilities include the oversight of all aspects of investment operations for PanAgora's global equity accounts, including trade processing, custody and accounting, corporate action processing, and portfolio valuation and reconciliation. Before joining PanAgora, Mr. Yarlas worked at Brown Brothers Harriman & Co. He has been with PanAgora for seven years and has 13 years of experience.


AGGREGATE FEES

Wilshire's annual advisory fee for the International Equity Fund is 1.00% of the Fund's average daily net assets. For the fiscal year ended December 31, 2006, the Trust paid Wilshire $456,432 in advisory fees for the Fund before waivers.

For the fiscal year ended December 31, 2006, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the Fund totaled $240,393. These aggregate subadvisory fees represented 0.53% of the average net assets of the Fund for the fiscal year ended December 31, 2006. The aggregate subadvisory fees will not change as a result of PanAgora's change of control.

All subadvisory fees are paid by Wilshire and not the Trust. The fees paid by Wilshire to each subadviser depend on the fee rates negotiated by Wilshire and on the percentage of the Fund's assets allocated to the subadviser by Wilshire. Because Wilshire pays each subadviser's fees out of its own fees received from the Trust, there is no "duplication" of advisory fees paid.

TERMS OF SUBADVISORY AGREEMENT

The new subadvisory agreement with PanAgora (the "Agreement"), which took effect on August 3, 2007, continued in force until August 31, 2007(1), unless sooner terminated as provided in certain provisions contained in the Agreement. The Agreement will continue in force from year to year thereafter so long as it is specifically approved for the Fund at least annually in the manner required by the 1940 Act.

The Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or the Subadviser on sixty days' prior written notice to the other party. The Agreement may also be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) on sixty days' written notice to the Subadviser by the Fund.


--------------------
(1) The Board renewed the Agreement at its August 2007 meeting for a one-year term.

In addition, the Agreement may be terminated with respect to the Fund at any time without payment of any penalty by Wilshire, the Board, or a vote of a majority of the outstanding voting securities of the Fund in the event that Subadviser or any officers or directors of the Subadviser has taken any action which results in a material breach of the covenants of the Subadviser under the Agreement. The Agreement will automatically terminate with respect to the Fund if the Investment Advisory Agreement between Wilshire and the Fund is terminated, assigned or not renewed.

ADDITIONAL DISCLOSURE REGARDING THE SUBADVISER

The names and principal occupations of the principal executive officers and each director of PanAgora, all located at 160 Franklin Street, 22nd Floor, Boston, MA 02110, are listed below:

                  NAME AND POSITION
                    WITH PANAGORA                                     PRINCIPAL OCCUPATION/TITLE
                  -----------------                                   --------------------------
Eric Sorensen, President and CEO                            President and Chief Executive Officer of PanAgora

Michael Turpin, Corporate Secretary                         Chief Operating Officer of PanAgora

Louis Iglesias, Chief Compliance Officer                    Chief Compliance Officer of PanAgora

Paul Sutton, Treasurer                                      Senior Vice President, Director, Joint Venture Finance

Charles E. Haldeman, Chairman of PanAgora                   President and Chief Executive Officer of Putnam

Sandra C. Whiston, member of PanAgora Board of              Senior Managing Director of Putnam
Directors

Woody E. Bradford, member of PanAgora Board of              Managing Director of Putnam
Directors

Kevin M. Cronin, member of PanAgora Board of                Senior Managing Director of Putnam
Directors

Amrit Kanwal, member of PanAgora Board of                   Senior Managing Director and Chief Financial
Directors                                                   Officer of Putnam

Francis J. McNamara, III, member of PanAgora Board of       Chief Legal Officer of Putnam
Directors

Kiyoshi Ujihara, member of PanAgora Board of                Director of Nippon Life
Directors

Yoshikazu Takeda, member of PanAgora Board of               Director and General Manager for the Americas
Directors                                                   and Europe of NLI International

There are no registered investment companies for which PanAgora acts as investment adviser or subadviser and which have investment objectives similar to that of the International Equity Fund.



                               GENERAL INFORMATION

The principal executive offices of the Trust and Wilshire are located at 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401. The Trust's administrator and transfer and dividend disbursing agent is PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. The Trust's distributor is PFPC Distributors, Inc., located at the same address. The Trust's custodian is PFPC Trust Company, located at 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153. Counsel to the Trust and the Independent Trustees is Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601.


THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS OF THE FUND UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO WILSHIRE VARIABLE INSURANCE TRUST, C/O PFPC INC., P.O. BOX 9807, PROVIDENCE, RHODE ISLAND 02940, OR BY CALLING 1-888-200-6796.

                                                                      APPENDIX A

                        INVESTMENT SUB-ADVISORY AGREEMENT


This Investment Sub-Advisory Agreement ("Agreement") is made as of the 3rd day of August, 2007 by and between Wilshire Associates Incorporated, a California corporation ("Adviser"), and PanAgora Asset Management, Inc, a registered investment adviser ("Sub-Adviser").

         WHEREAS Adviser is the investment adviser of the Wilshire Variable Insurance Trust Funds (the "Fund"), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), currently consisting of seven separate series or portfolios (collectively, the "Fund Portfolios") including the Wilshire Variable Insurance Trust Equity Fund, the Wilshire Variable Insurance Trust Income Fund, the Wilshire Variable Insurance Trust Balanced Fund, the Wilshire Variable Insurance Trust Short-Term Investment Fund, the Wilshire Variable Insurance Trust Socially Responsible Fund, the Wilshire Variable Insurance Trust International Equity Fund, and the Wilshire Variable Insurance Trust Small-Cap Growth Fund, the Wilshire Insurance Variable Trust 2010 Conservative Fund, the Wilshire Insurance Variable Trust 2010 Moderate Fund, the Wilshire Insurance Variable Trust 2010 Aggressive Fund, the Wilshire Insurance Variable Trust 2015 Moderate Fund, the Wilshire Insurance Variable Trust 2025 Moderate Fund, the Wilshire Insurance Variable Trust 2035 Moderate Fund, and the Wilshire Insurance Variable Trust 2045 Moderate Fund;

         WHEREAS Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 - Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

         NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
         contained, the parties agree as follows:

1. APPOINTMENT Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio for the period and on the terms set forth in this Agreement. Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2. SUB-ADVISER SERVICES Subject always to the supervision of the Fund's Board of Trustees and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a "Portfolio Segment") and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment's investments, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

Sub-Adviser will provide reports at least quarterly to the Board of Trustees and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Trustees from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

         (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

         (b) will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M and
         Section 817(h) of the Internal Revenue Code as if each were a regulated investment company thereunder;

         (c) to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of all appropriate factors, and is hereby authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio. Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.

         (d) is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to seek to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion;

         (e) is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser. To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser. Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser.;

         (f) will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

         (g) will prepare such books and records with respect to each Portfolio Segment's securities transactions as requested by Adviser and will furnish Adviser and the Fund's Board of Trustees such periodic and special reports as the Board or Adviser may reasonably request;

         (h) will not advise or take any action on behalf of the Advisor in any legal proceedings, including bankruptcies or class actions, involving securities held or formerly held in each Portfolio segment's accounts or the issuers of those securities.

         (i) will vote all proxies with respect to securities in each Portfolio Segment; and

         (j) will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser's fiduciary duties under this Agreement.

3. EXPENSES During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment.

4. COMPENSATION For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee computed and paid as set forth in
Exhibit 2 - Fee Schedule.

5. OTHER SERVICES Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio. Adviser understands and has advised the Fund's Board of Trustees that Sub-Adviser acts as an investment adviser or sub-investment adviser to other investment companies and other advisory clients. Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6. AFFILIATED BROKER Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above;
(b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Fund's Board of Trustees, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser's fees for services under this Agreement.

7. REPRESENTATIONS OF SUB-ADVISER Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser. Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, and (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

8. BOOKS AND RECORDS Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment's investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9),
(b)(10) and (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser's or the Fund's request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Fund or either of their authorized representative shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities. Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment. Sub-Adviser may, however, disclose that Adviser, the Fund and each Fund Portfolio are its clients. Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and trustees and other service providers of the Fund, and (ii) any investment performance that is public information to any person.

9. CODE OF ETHICS Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1(b) and (c) under the 1940 Act and will provide Adviser and the Fund with a copy of such code. Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, a partner or a vice president of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser's code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

10. LIMITATION OF LIABILITY Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys' fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund's registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.

11. TERM AND TERMINATION This Agreement shall become effective with respect to each Portfolio Segment on August 3, 2007, and shall remain in full force until August 3, 2008, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

         (a) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

         (b) This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Trustees or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

         (c) This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

12. NOTICE Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

13. LIMITATIONS ON LIABILITY All parties are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered into in the name or on behalf thereof by any of its Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

14. ADVISER RESPONSIBILITY Adviser will provide Sub-Adviser with copies of the Fund's Declaration of Trust, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser's performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.

15. ARBITRATION OF DISPUTES Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in New York City, New York before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of New York or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys' fees and costs.

16. MISCELLANEOUS This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

17. APPLICABLE LAW This Agreement shall be construed in accordance with applicable federal law and the laws of the state of Delaware.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED             PanAgora Asset Management, Inc.




By______________________________          By___________________________________

Title___________________________          Title________________________________

                                    EXHIBIT 1
                             FUND PORTFOLIO LISTING



           Wilshire Variable Insurance Trust International Equity Fund

                                    EXHIBIT 2
                                  FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:

Wilshire Variable Insurance Trust International Equity Fund:  x% on all assets

Sub-Adviser's fee shall be accrued daily at 1/365th of the annual rates set forth above. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

                                   APPENDIX B

The following table sets forth, as of October 15, 2007, the holders of the capital stock of the International Equity Fund known by the Fund to own, control or hold with power to vote 5% or more of its outstanding securities. Since the listed insurance company registered separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.



                                                        TYPE OF
                                                       OWNERSHIP     % OF SHARES
                                                       ---------     -----------
INTERNATIONAL EQUITY FUND:

Horace Mann Life Insurance Company..................     Record         95.35%
One Horace Mann Plaza
Springfield, Illinois 62715

                                      B-1